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                                   April 17, 1997


AirTouch Communications, Inc.
One California Street
San Francisco, California 94111


Ladies and Gentlemen:

     This letter agreement sets forth the principal terms and conditions upon which U S WEST, Inc. ("U S WEST") and AirTouch Communications, Inc. ("AirTouch") intend to consummate a business combination transaction (the "Transaction"), the effect of which will be to transfer to AirTouch all of the businesses of U S WEST Media Group, Inc. ("USWMG") engaged in the provision of wireless services in the United States, other than the Excluded Wireless Business (the "Domestic Wireless Business"). Capitalized terms used but not defined in this letter agreement shall have the meanings set forth in Schedule A hereto.

     1.   THE TRANSACTION

     (a) The Transaction shall be implemented through the following transactions which shall occur in the order indicated:

          (i) U S WEST shall restructure certain of the assets and businesses of U S WEST and its Subsidiaries by making a tax-free distribution of stock such that all or substantially all of the assets of the Domestic Wireless Business will be owned and operated by a first tier Subsidiary of U S WEST and entities directly or indirectly owned by such first-tier Subsidiary (the "Restructuring").

          (ii) U S WEST shall contribute to a newly formed wholly owned Subsidiary of U S WEST ("New U S WEST") all of the assets of U S WEST other than assets related to the Domestic Wireless Business, and New
     U S WEST shall assume all of the liabilities of U S WEST other than liabilities related to the Domestic Wireless Business and an aggregate principal amount of

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AirTouch Communications, Inc.
April 17, 1997
Page 2


     indebtedness equal to the Assumed Indebtedness Amount (the "Contribution").


          (iii) AirTouch will acquire U S WEST in a merger intended to qualify as a tax-free transaction under Section 368(a) of the Code (the "Merger"). In connection with the Merger:

               (A) Each share of U S WEST Communications Group Common Stock, par value $.01 per share, of U S WEST ("Communications Stock") issued and outstanding shall be converted into the right to receive one share of U S WEST Communications Group Common Stock, par value $.01 per share, of New U S WEST ("New Communications Stock").

               (B) Each share of U S WEST Media Group Common Stock, par value $.01 per share, of U S WEST ("Media Stock") issued and outstanding shall be converted into the right to receive (x) one share of U S WEST Media Group Common Stock, par value $.01 per share, of New U S WEST ("New Media Stock") and (y) a number of shares of Common Stock, par value $.01 per share, of AirTouch ("AirTouch Common Stock") equal to the Conversion Number (as determined pursuant to subparagraph (b) below).

               (C) Each share of Series C Cumulative Redeemable Preferred Stock, par value $1.00 per share, of U S WEST ("U S WEST Series C Preferred Stock") issued and outstanding (other than shares as to which dissenters rights have been properly exercised) shall be converted into the right to receive one share of Series C Cumulative Redeemable Preferred Stock, par value $1.00 per share, of New U S WEST ("New U S WEST Series C Preferred Stock").

               (D) Each share of Series D Convertible Preferred Stock, par value $1.00 per share, of

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          U S WEST ("U S WEST Series D Preferred Stock") issued and outstanding shall be converted into the right to receive one share of Series D Convertible Preferred Stock, par value $1.00 per share, of New
          U S WEST ("New U S WEST Series D Preferred Stock").

               (E) Each share of Series E Convertible Preferred Stock, par value $1.00 per share, of U S WEST ("U S WEST Series E Preferred Stock") issued and outstanding (other than shares as to which dissenters rights have been properly exercised) shall be converted into the right to receive one share of Series E Convertible Preferred Stock, par value $1.00 per share, of New
          U S WEST ("New U S WEST Series E Preferred Stock").

     (b)  The Conversion Number shall be calculated in the following manner:

          (i) If the Determination Price (as defined below) is greater than or equal to $30.00 (the "Floor Price") and less than or equal to $33.00 (the "Cap Price"), the Conversion Number shall equal the quotient of (A) the Transaction Value minus the Assumed Indebtedness Amount, divided by (B) the product of the number of outstanding shares of Media Stock multiplied by the Determination Price, rounded to the nearest one-hundred thousandth (or if there shall not be a nearest one-hundred thousandth, to the next highest one-hundred thousandth).

          (ii) If the Determination Price is less than the Floor Price, the Conversion Number shall equal the quotient of (A) the Transaction Value minus the Assumed Indebtedness Amount, divided by (B) the product of the number of outstanding shares of Media Stock multiplied by the Floor Price, rounded to the nearest one-hundred thousandth (or if there shall not be a nearest one-

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     hundred thousandth, to the next highest one-hundred thousandth).

          (iii) If the Determination Price is greater than the Cap Price, the Conversion Number shall equal the quotient of (A) Transaction Value minus the Assumed Indebtedness Amount, divided by (B) the product of the number of outstanding shares of Media Stock multiplied by the Cap Price, rounded to the nearest one-hundred thousandth (or if there shall not be a nearest one-hundred thousandth, to the next highest one-hundred thousandth).

     (c) To the extent the terms of the Restructuring require modifications to the consideration to be issued by U S WEST to U S WEST's stockholders in the Merger, U S WEST and AirTouch agree to cooperate reasonably to make appropriate adjustments in order to reflect such modifications.

     (d) It is intended for United States federal income tax purposes that the Restructuring, the Contribution and the Merger shall qualify as tax-free transactions under Sections 332, 355, 368(a)(1)(D) and 368(a) of the Internal Revenue Code of 1986, as amended, together with the rules and regulations promulgated thereunder (the "Code").

     2.   DEFINITIVE AGREEMENTS.

     (a)  The principal documentation for the Transaction will consist of:

          (i) An Agreement and Plan of Merger (the "Merger Agreement") to be entered into by U S WEST, New U S WEST and AirTouch or a Subsidiary thereof, which will set forth the specific terms of the Merger.

          (ii) A Restructuring and Contribution Agreement (the "Restructuring and Contribution Agreement") to be entered into by U S WEST, New U S WEST and certain subsidiaries of U S WEST, which will set forth the specific terms of the Restructuring and the Contribution.

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          (iii)  A Tax Sharing Agreement (the "Tax Sharing Agreement") to be
     entered into by U S WEST, New U S WEST and AirTouch, which will, among other things, provide for the allocation of liability with respect to pre- and post-closing taxes and matters related thereto and set forth certain representations, warranties, covenants and indemnities relating to the preservation of the tax-free status of the Restructuring, the Contribution, and the Merger.

          (iv) A Post-Closing Covenants Agreement (the "Post-Closing Covenants Agreement") to be entered into by U S WEST, New U S WEST and AirTouch, which will set forth agreements governing certain matters that may arise following the Restructuring, the Contribution and the Merger (including the post-Merger indemnification obligations of the parties).

     (b) Promptly following the execution of this letter agreement, the parties agree to use good faith, reasonable best efforts to complete negotiation of a definitive Merger Agreement, Restructuring and Contribution Agreement, Tax Sharing Agreement, Post-Closing Covenants Agreement and such other contracts, agreements and other instruments as are reasonably necessary to carry out the intent of the parties expressed herein (collectively, the "Definitive Agreements").

     3. CONDITIONS TO THE TRANSACTION. The consummation of the Merger shall be subject to the fulfillment of each of the following conditions:

          (a) The preparation, execution and delivery of the Definitive Agreements, in form and substance reasonably satisfactory to each of U S WEST and AirTouch.

          (b) AirTouch and U S WEST shall agree on the principal terms and conditions of the indebtedness to be used to refinance existing indebtedness of U S WEST and retained by U S WEST in connection with the Contribution.

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          (c)  Prior to execution of Definitive Agreements, the completion to each party's satisfaction of its review of the properties, records, financial statements and operations (including legal, regulatory, tax and accounting due diligence) of U S WEST and the Domestic Wireless Business (in the case of AirTouch) and AirTouch (in the case of U S WEST).

          (d) The receipt of all necessary regulatory, judicial and other governmental approvals and all required material consents of third parties required for the consummation of the Transaction, including the receipt of an advance letter ruling from the Internal Revenue Service that (1) the Restructuring and the Contribution and distribution of shares of capital stock of New U S WEST to stockholders of U S WEST pursuant to the Merger will qualify as tax-free transactions within the meaning of Sections 332, 355 and 368(a)(1)(D) of the Code and (2) the Merger will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code.

          (e)  The approval of the Transaction and the Definitive
     Agreements by the Boards of Directors of U S WEST and AirTouch.

          (f) The receipt of the approval of the Transaction by the stockholders of U S WEST.

     4. REASONABLE BEST EFFORTS. Each party hereto agrees to proceed with the transactions contemplated hereby on a prompt basis and to use its reasonable best efforts to prepare all necessary documentation, obtain all necessary consents, authorizations, approvals and waivers required to be obtained by it in connection with the consummation of the Transaction and take all other actions necessary to consummate the Transaction as promptly as practicable. To the extent any transaction contemplated hereby requires action by a Subsidiary of U S WEST or AirTouch, U S WEST or AirTouch, as the case may be, agrees to cause such Subsidiary to act as required by, and in a manner consistent with, this letter agreement.

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     5.   BINDING EFFECT.

     (a) This letter agreement constitutes an expression of mutual intention, is not a binding obligation on the part of any party hereto and shall not otherwise create any rights in favor of any of the parties hereto. A binding agreement with respect to the Transaction will result only from the execution and delivery of a definitive Merger Agreement. Notwithstanding the two preceding sentences, the provisions of paragraph 9 shall constitute binding agreements and commitments of AirTouch and U S WEST.

     (b) Each party hereto acknowledges that, except as set forth in paragraph 9, this letter agreement shall not affect any party's obligations under (i) the Amended and Restated Joint Venture Organization Agreement, dated as of September 30, 1995, between AirTouch and U S WEST, Inc., a Colorado corporation and predecessor to U S WEST ("U S WEST Colorado"), as amended (the "Joint Venture Organization Agreement"), and the Related Agreements referred to therein , and all letter and other agreements entered into by U S WEST, U S WEST Colorado and AirTouch and their respective Subsidiaries pursuant thereto or in connection therewith, or (ii) the confidentiality agreement, dated April 11, 1997, between U S WEST and AirTouch, each of which shall remain in full force and effect in accordance with the terms thereof.

     6. TERMINATION. This letter agreement (except for the provisions of paragraph 9) may be terminated by either party hereto in the event Definitive Agreements have not been executed by the parties on or before May 15, 1997.

     7. PUBLICITY. Each of the parties hereto agrees with the other party hereto that no press release or similar public announcement, statement or communication shall be made or caused to be made with respect to the Transaction unless specifically approved in advance by both parties hereto.

     8. GOVERNING LAW. This letter agreement shall be governed by, and construed in accordance with, the law of the State of

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Delaware, without reference to choice of law principles, including all matters of construction, validity and performance.

     9. CERTAIN AGREEMENTS OF AIRTOUCH AND U S WEST.

     (a) Each of AirTouch and U S WEST agree that the parties shall not proceed with the Phase II Closing (as defined in the Joint Venture Organization Agreement) at any time from the date hereof until (i) the date that is nine months following the termination of this letter agreement pursuant to paragraph 6 or (ii) if a definitive Merger Agreement is executed, the date that is nine months following any termination thereof.

     (b) If the Merger is consummated, U S WEST agrees that New U S WEST will unconditionally and irrevocably release and discharge AirTouch and its Subsidiaries (and each of its past, present or future directors, officers, employees, agents and other representatives), and each of their respective predecessors, successors and assigns, from any and all claims, actions, obligations, demands, injuries, damages, losses, costs or liabilities of any kind, if any, arising out of, relating to or resulting from, directly or indirectly, the Joint Venture Organization Agreement (or the Related Agreements referred to therein or transactions contemplated thereby) or as a result of the Transaction, in each case, with respect to any Excluded Assets, including, without limitation, any claim for indemnification from AirTouch or WMC Partners, L.P. pursuant to Article 8 of the Joint Venture Organization Agreement.

     10. COUNTERPARTS. This letter agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

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     If the terms of our understanding have been correctly set forth herein, please confirm this by signing and returning to the undersigned a copy of this letter agreement.


                                        Very truly yours,

                                        U S WEST, INC.



                                        By:
                                            ------------------------------
                                            Name:
                                            Title


Agreed to and accepted:

AIRTOUCH COMMUNICATIONS, INC.



By:
    ------------------------------
      Name:
      Title:


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                                   SCHEDULE A

                              CERTAIN DEFINED TERMS

     For purposes of this letter agreement, the following terms shall have the meanings set forth below:

     "ASSUMED INDEBTEDNESS AMOUNT" shall mean $2,200,000,000, subject to adjustment to be agreed upon to reflect any reduction in the Transaction Value.

     "CONSENT" shall mean any approval, consent or waiver required to be obtained from any third party for the consummation of a specified transaction, including (without limitation) any option, right of first refusal, right of first offer or other similar right of a third party triggered by a specified transaction.

     "DETERMINATION PRICE" shall mean the average of the Volume-Weighted Average Trading Prices of AirTouch Common Stock for the 30 consecutive Trading Days (the "Averaging Period") ending on the fifth Trading Day immediately prior to the closing date for the Merger, rounded to the nearest one-hundred thousandth (or if there shall not be a nearest one-hundred thousandth, to the next higher one-hundred thousandth).

     "EXCLUDED ASSET" shall mean each of the Subsidiaries or Investments of NewVector set forth in the letter agreement between the parties of even date herewith unless U S WEST shall have obtained as to such Subsidiary or Investment of NewVector either (i) all required Consents to the consummation of the Transaction and the transactions contemplated by the Definitive Agreements or
(ii) a final, non-appealable order of a court of competent jurisdiction to the effect that the consummation of the Transaction and the transactions contemplated by the Definitive Agreements does not give rise to any requirement to obtain any such Consents.

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     "EXCLUDED ASSET VALUE" shall equal, for all Excluded Assets, (x) the aggregate number of proportionate POPs represented by the Excluded Assets as determined by reference to Kagan's 1997 Cellular Telephone Atlas multiplied by
(y) the price set forth opposite such aggregate number of POPs below:

          Number of POPs                Price
          --------------                -----

          Less than= 2,000,000          $220
          2,000,001 - 4,999,999         increasing on a linear basis from $220
                                        to $230
          Greater than= 5,000,000       $230

     "EXCLUDED WIRELESS BUSINESS" shall mean all of the Excluded Assets and any and all liabilities arising out of, relating to or resulting from, directly or indirectly, the Excluded Assets.

     "INVESTMENT" shall mean, with respect to any Person, any equity interest held by such Person or its Subsidiaries in another Person (other than a Subsidiary of such Person).

     "PERSON" shall mean and includes any individual, partnership, limited liability company, joint venture, corporation, association, joint stock company, trust, unincorporated organization or similar entity.

     "SUBSIDIARY" shall mean, with respect to any Person, (i) each corporation, partnership, joint venture or other legal entity of which such Person owns, either directly or indirectly, 50% or more of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or similar governing body of such corporation, partnership, joint venture or other legal entity and (ii) each partnership in which such Person or another Subsidiary of such Person is the general partner or otherwise controls such partnership.

     "TRADING DAY" shall mean a day on which the NYSE is open for the transaction of business.

     "TRANSACTION VALUE" shall equal (i) $5,000,000,000, minus (ii) the Excluded Asset Value.

     "VOLUME-WEIGHTED AVERAGE TRADING PRICE" means, for any Trading Day, an amount equal to (i) the cumulative sum, for each trade of AirTouch Common Stock during such Trading Day on the NYSE (or, if such security is not listed on the NYSE, such other principal exchange or over-the-counter market on which such security is

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listed), of the product of:  (x) the sale price times (y) the number of shares of AirTouch Common Stock sold at such price, divided by (ii) the total number of shares of AirTouch Common Stock so traded during the Trading Day.